UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2016

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard	22102
Tysons, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2016, Computer Sciences Corporation's (the "Company") stockholders elected Lizabeth H. Zlatkus as a member of the Board. Ms. Zlatkus will serve on the Company's Audit Committee. Ms. Zlatkus will participate in the Company’s compensation program for non-employee directors. In addition, she executed the Company’s standard form of non-employee director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2010.

On August 10, 2016, the Company appointed Neil A. Manna, as Vice President, Controller and Principal Accounting Officer.

Mr. Manna will receive total base salary of $455,000 and a one-time lump sum sign-on bonus of $280,000, which will have to be repaid to the Company in full if Mr. Manna resigns or is terminated for cause within twelve months following his employment start date. Mr. Manna will also be eligible for an annual incentive cash bonus (at target) equal to sixty percent (60%) of his base salary, with the actual bonus amount earned dependent upon the Company and individual performance.

               Beginning with the 2018 fiscal year, Mr. Manna will be granted an annual long-term equity incentive award with an approved value of seventy percent (70%) of the portion of his annual base salary earned in the given fiscal year, in each case with terms and conditions generally applicable to awards granted to other senior executive officers of the Company. Forty percent (40%) of each annual equity award will be delivered in stock options and the remaining sixty percent (60%) in performance-vested restricted stock units (or such other proportion as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time). The number of shares subject to each annual long-term equity incentive award will be determined in accordance with the Company’s Equity Grant Policy.

           In connection with his employment, Mr. Manna has entered into and is subject to the Company’s standard non-competition and non-solicitation agreement. The standard non-competition and non-solicitation agreement provides that Mr. Manna will be subject to certain restrictive covenants, including (i) non-disclosure restrictions, (ii) non-solicitation of the Company's employees, clients and prospective clients during the term of his employment and for a period of twenty-four months thereafter, and (iii) non-competition during the term of employment and for a period of twelve months thereafter.

Prior to joining the Company, Mr. Manna, 53, served since 2008 as Senior Vice President - Chief Accounting Officer and Principal Accounting Officer of CA Technologies.

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of the Company has approved an amendment to Section 1 of Article III of the Company’s Bylaws to increase the authorized number of directors from eight to nine effective August 10, 2016. The text of Section 1 of Article III of the Company’s Bylaws, as amended reads as follows:

“The exact number of directors that shall constitute the authorized number of members of the Board shall be nine (9), all of whom shall be at least 18 years of age. The authorized number of directors may from time to time be increased to not more than fifteen (15) or decreased to not less than three (3) by resolution of the directors of the Corporation amending this Section of these Bylaws in compliance with Article VIII,

Section 2 of these Bylaws. Except as provided in Section 2 of this Article III, each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.”

Item 5.07     Submission of Matters to a Vote of Security Holders.

On August 10, 2016, the following five items were voted on at the 2016 Annual Meeting, and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1: The Board's nominees for directors, as listed in the Definitive Proxy Statement, were each elected to serve a one-year term. The votes were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Mukesh Aghi	122,244,192	2,054,845	814,837	5,254,681
Herman E. Bulls	122,819,984	1,538,347	755,543	5,254,681
Bruce B. Churchill	122,218,547	2,178,911	716,416	5,254,681
Sachin Lawande	121,192,684	3,122,270	798,920	5,254,681
J. Michael Lawrie	117,279,802	6,278,559	1,555,513	5,254,681
Brian P. MacDonald	122,720,157	1,645,034	748,683	5,254,681
Peter Rutland	123,195,448	1,158,942	759,484	5,254,681
Robert F. Woods	123,159,071	1,237,245	717,558	5,254,681
Lizabeth H. Zlatkus	123,182,328	1,259,047	672,499	5,254,681

Item 2: The Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,440,151	24,001,622	672,101	5,254,681

Item 3: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,499,279	4,591,974	277,302	—

Item 4: The amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,188,585	27,408,698	516,591	5,254,681

Item 5: The amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,421,575	27,179,177	513,122	5,254,681

Each of the items considered at the 2016 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2016 Annual Meeting for stockholder action.

Item 8.01 Other Events

On August 10, 2016 the Company’s Board of Directors declared a dividend of $0.14 per share for the quarter ended July 1, 2016, payable on October 4, 2016 to the holders of record of the Company’s common stock as of the close of business on August 31, 2016.

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are filed herewith.

Exhibit No.	Description
3.2.1	Certificate of Amendment to Section 1 of Article III of the Bylaws
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: August 12, 2016	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.2.1	Certificate of Amendment to Section 1 of Article III of the Bylaws
99.1	Press Release